UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2010
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)
281-776-7000
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 17, 2010, The Men’s Wearhouse, Inc. (the “Company”) issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.09 per share on the Company’s common stock, payable on September 24, 2010 to shareholders of record at the close of business on September 14, 2010.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits
The following exhibit is included in this Form 8-K.

99.1	Press Release of the Company dated June 17, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC. (Registrant)
Date: June 18, 2010	By:	/s/ Diana M. Wilson
Diana M. Wilson
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of The Men’s Wearhouse, Inc. dated June 17, 2010.